Clients Accounting for Ten Percent or More of Total Net Revenues (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Client A
Concentration Risk [Line Items]
Total net revenue, Amount	$ 98,774	$ 65,406	$ 48,670
Total net revenue, Percent	26.00%	23.00%	25.00%
Client B
Concentration Risk [Line Items]
Total net revenue, Amount	$ 30,432	$ 24,907	$ 24,739
Total net revenue, Percent	8.00%	9.00%	13.00%